UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2003

CHANNELL COMMERCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 719-2600

N/A
(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

On October 28, 2003, Channell Commercial Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: October 28, 2003

/s/ Thomas Liguori
Thomas Liguori
Chief Financial Officer
(Duly authorized officer of the Registrant)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated October 28, 2003, issued by Channell Commercial Corporation.